United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.
                            FORM 8-K CURRENT REPORT


Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 7, 1999


                     Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


              Bermuda                 1-4668              None
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)            File Number)        Identification No.)


Clarendon House, Church Street, Hamilton HM DX, BERMUDA           NONE
(Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (441) 295-1422

(Former name or former address, if changed since last report.)

                    COASTAL CARIBBEAN OILS & MINERALS, LTD.

                                    FORM 8-K



Item 5.   Other Events

On October 6, 1998, - Florida's First District Court of Appeal ruled that Florida's Department of Environmental Protection has the authority to deny Coastal Petroleum Company's drilling permit for its St. George Island prospect, provided that Coastal receives just compensation for what was taken.

A press release relating to this development and the related court opinion are filed herewith as exhibits and incorporated herein by reference.

Item 7. Financial  Statements,  Pro Forma Financial  Information and
Exhibits

(c)  Exhibits

(99)  Additional  Exhibits

(a) Press release of the registrant dated October 7, 1999.

(b) Opinion of Florida's First District Court of Appeal Case 98-1998 Coastal Petroleum Company v. Florida Wildlife Federation et al.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                                     (Registrant)



                                                 By /s/ Benjamin W. Heath
                                                        Benjamin W. Heath
                                                           President

Date:  October 7, 1999